Tax Status	12 Months Ended
Dec. 31, 2025
EBP 100
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan has adopted a Non-Standardized Pre-Approved Profit Sharing/Money Purchase/CODA Plan Document. The Non-Standardized Pre-Approved Plan received a favorable opinion letter from the IRS on November 14, 2022. The letter states the Non-Standardized Pre-Approved Plan is designed in accordance with applicable sections of the IRC. The Plan Administrator believes the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.
Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.